                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

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
/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):


/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to  which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

ABOUT THE NEW FUNDS

With approval of the proposed Seafirst Retirement Funds merger, you will have access to each of these Pacific Horizon and Time Horizon Funds. Their objectives and strategies are summarized below, with the Pacific Horizon Funds grouped by their primary objective.
-------------------------------------------------------------------------------

PACIFIC HORIZON MUTUAL FUNDS

FIXED INCOME

PRIMARY FUND (already available to Retirement Clients)
        OBJECTIVE: Current income consistent with stability and liquidity.
        STRATEGY: Invests 100% in U.S. dollar denominated money market instruments.

INTERMEDIATE BOND FUND (will replace the Seafirst Bond Fund)
        OBJECTIVE: Interest income and capital appreciation.
        STRATEGY: To protect principal against sharp price fluctuations, by spreading assets among investment grade corporate bonds, and government and mortgage-backed securities.

CORPORATE BOND FUND
        OBJECTIVE: High current income consistent with reasonable investment risk.
        STRATEGY: Invests primarily in investment-grade corporate bonds, seeking a strong total return that stays ahead of inflation.

SHORT-TERM GOVERNMENT FUND
        OBJECTIVE: Current income consistent with relative stability of principal.
        STRATEGY: Invests at least 65% in securities issued or guaranteed by the U.S. Government and related agencies, with maturities of five years or less.

U.S. GOVERNMENT SECURITIES FUND
        OBJECTIVE: Current income and preservation of principal.
        STRATEGY: Invests in high quality, government-backed securities, with at least 65% in GNMA securities.

GROWTH

BLUE CHIP FUND (will replace Seafirst Blue Chip Fund)
        OBJECTIVE: Long-term capital appreciation.
        STRATEGY: Generally invests at least 80% in well-known, established, "blue-chip" companies.

AGGRESSIVE GROWTH FUND
        OBJECTIVE: Maximize capital appreciation.
        STRATEGY: Invests primarily in small to medium-size businesses in the early, growth phase of their life cycle, often undervalued and ignored by corporate investors. Small capital funds typically carry additional risks since smaller companies generally carry a higher risk. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.

INTERNATIONAL EQUITY FUND
        OBJECTIVE: Long-term capital growth.
        STRATEGY: Given that two-thirds of the world's investment opportunities lie outside the U.S. and 80% of the world's blue-chip companies are located overseas, the strategy of this fund is to increase the potential for higher returns by investing at least 80% in foreign stocks. International investing is subject to certain factors such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and differences in auditing and other financial standards.

BALANCED INCOME & GROWTH

ASSET ALLOCATION FUND (will replace the Seafirst Bond Fund)
        OBJECTIVE: Both long-term growth from capital appreciation and interest income from dividend and interest income.
        STRATEGY: Combines stocks, bonds, and cash equivalents in a single portfolio, with the goal to achieve a total return greater than bonds or cash, with less volatility than an investment in stocks alone.

CAPITAL INCOME FUND
        OBJECTIVE: Current income and capital appreciation.
        STRATEGY: Actively manages assets, shifting emphasis between convertible bonds and convertible stocks, historically achieving about 70% of the capital appreciation of stock holders while providing a steady stream of income.

TIME HORIZON MUTUAL FUNDS

        Most mutual funds are managed to achieve a specific objective that remains the same over time. Time Horizon Funds take a different approach. They manage a portfolio for a specific period of time, shifting objectives to reflect where they are in the investment cycle. Each follows the same fundamental objectives and strategy. The difference between the portfolios is their time horizon.

        OBJECTIVE: To maximize total return with a reasonable level of risk within the specified time horizon.
        STRATEGY: They invest in a mix of domestic and international stocks, short-term government and corporate bonds and cash equivalents, with more emphasis on growth and stocks in the early stages, moving toward stability and bonds as they near the end of their time horizon.

PORTFOLIO 1: For investors with a goal near the year 2005.
PORTFOLIO 2: For investors with a goal near the year 2015.
PORTFOLIO 3: For investors with a goal near the year 2025.

                              Q&A ABOUT THIS PROXY

Q:  WHO IS RECEIVING THIS PROXY

A: All Seafirst Retirement Fund clients who are clients on April 1, 1997, will receive a proxy and be able to vote on the proposed reorganization.

Q:  WHAT IS THIS PROXY ABOUT?

A: The purpose of this proxy is to give you, the shareholders of the Seafirst Retirement Funds, a chance to vote on a proposed reorganization between the Seafirst Retirement Funds and the Pacific Horizon Funds.

Q:  WHAT DOES IT MEAN THAT THE FUNDS WILL BE REORGANIZED?

A: Within the Pacific Horizon Fund family there are funds that correspond to each of the Seafirst Retirement Funds. If the reorganization is approved, the existing Seafirst Retirement Funds would transfer their assets and liabilities to these identically managed Pacific Horizon Funds: Seafirst Blue Chip Fund into Pacific Horizon Blue Chip Fund; Seafirst Asset Allocation Fund into Pacific Horizon Asset Allocation Fund; Seafirst Bond Fund into Pacific Horizon Intermediate Bond Fund. In addition, Seafirst Retirement Fund clients would have additional Pacific Horizon and Time Horizon Funds from which to choose.

Q:  WHY IS THIS BEING PROPOSED?

A: To offer you more investment choices for your retirement investing and to streamline and consolidate operations.

Q:  HOW WILL THIS AFFECT ME?

A: If approved, your shares will be transferred automatically to the corresponding Pacific Horizon Fund. You need not do anything. You will simply notice a name change on your first statement following the merger. The same investment advisers will be managing your funds using the same objectives and investment strategies.

    What's more, you'll have the opportunity to transfer your money or make additional investments in several Pacific Horizon and Time Horizon Funds-representing a broader spectrum of investment objectives. And Seafirst Retirement Fund clients will receive a special exemption from the maximum 4-1/2% front-end sales charge for future purchases and exchanges into the Pacific Horizon and Time Horizon Funds, allowing you to continue to purchase funds within your existing retirement account and pay no sales charges.

Q:  HOW CAN I GET MORE INFORMATION ON THE ADDITIONAL FUNDS THAT WILL BE
    AVAILABLE?

A: On the back of this flyer you'll find a brief description of each of the Pacific Horizon and Time Horizon Funds--their objectives and strategies. For additional information, you can request a free prospectus by calling our Retirement Service Center at 358-0585 in Seattle, or 1-800-392-0788. Please read it carefully before investing.

Q:  WHEN WILL THE MERGER TAKE PLACE?

A:  If approved, the merger will be implemented on or about July 1, 1997.

Q:  HOW DO I PLACE MY VOTE?

A: Voting by phone: Just dial 1-800-758-7358 and vote anytime between 5:00 am and 6:00 pm (PST).

    Voting by mail: Simply check the appropriate box on the enclosed proxy card, sign, date and return it in the envelope provided.

    Arrangements have been made with D.F. King & Co., Inc., an independent shareholder communication firm, to assist in the solicitation of proxies. D.F. King & Co., Inc. may call shareholders to ask if they would like to have their votes recorded by telephone.

Q:  SHOULD I VOTE FOR THE MERGER?

A: The decision is entirely yours. But we want you to know, the Board of Trustees of the Seafirst Retirement Funds unanimously recommends that you vote for the proposal.

                              ADDITIONAL QUESTIONS

                              CALL 1-800-758-7358


                                                                 NOT
                                                                 FDIC
                                                                INSURED

     Mutual funds, other securities, annuities and other insurance products are NOT insured by the FDIC, and are NOT deposits or other obligations of, or guaranteed by, Seafirst Bank, Bank of America or any of their affiliates. An investment in mutual funds, other securities and annuities is subject to investment risks, including the possible loss of the principal amount invested.


Mutual funds are offered only by prospectus, which contains more complete information, including fees and expenses. Please read it carefully before you invest or send money. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Money market funds seek to maintain a stable net asset value of $1.00 per share. There is no assurance that they will be able to do so. An investment in money market funds is neither insured nor guaranteed by the U.S. Government.

Seafirst Retirement Funds, Pacific Horizon Funds and Time Horizon Funds are distributed by Concord Financial Group, Inc., which is unaffiliated with Seafirst Bank or Bank of America. Bank of America National Trust & Savings Association, is doing business as Seafirst Bank in the state of Washington, and is the Funds' investment adviser and receives fees for such services.

BISYS FUND SERVICES, INC.
PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY 11735


                           SEAFIRST RETIREMENT FUNDS
                                 BLUE CHIP FUND

     This Proxy is solicited by the Board of Trustees of Seafirst Retirement Funds ("Seafirst") for use at a Special Meeting of Shareholders to be held at the office of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, on May 21, 1997 at 10:00 a.m. (Eastern time).


     The undersigned hereby appoints Bryan Haft, Susan Walters, Lisa Ling and Kenneth L. Greenberg, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments or postponements thereof, all shares of beneficial interests in the Blue Chip Fund held of record by the undersigned on April 1, 1997, the record date for the meeting, upon the following matters and upon any other matter that may come before the meeting in their discretion.


     Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification will be treated as granting authority to vote "FOR" Proposal 1.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.


Please sign exactly as name appears hereon. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   [ ]                 SEABCF        KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
          THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                                  DETACH AND RETURN THIS PORTION ONLY.

SEAFIRST RETIREMENT FUNDS -- BLUE CHIP FUND

Vote On Proposals                                                                         FOR             AGAINST           ABSTAIN

1. Proposal to approve an agreement and plan of reorganization by and between            [   ]            [   ]             [   ]
   Seafirst and Pacific Horizon Funds, Inc. ("Pacific Horizon") and the transactions contemplated thereby, including (A) the transfer of all the assets and known liabilities of Seafirst Blue Chip Fund ("SRF Blue Chip Fund") to Pacific Horizon's
   Blue Chip Fund ("PH Blue Chip Fund") in exchange for SRF shares of the PH Blue Chip
   Fund; (B) the distribution of such SRF shares to the shareholders of the SRF Blue
   Chip Fund in connection with their liquidation; and (C) the termination under state law and the Investment Company Act of 1940, as amended, of Seafirst.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.


-----------------------------------------------                     -----------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)      Date                        Signature (Joint Owner)                  Date
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

BISYS FUND SERVICES, INC.
PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY 11735


                           SEAFIRST RETIREMENT FUNDS
                             ASSET ALLOCATION FUND

     This Proxy is solicited by the Board of Trustees of Seafirst Retirement
Funds ("Seafirst") for use at a Special Meeting of Shareholders to be held at the office of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio
43219, on May 21, 1997 at 10:00 a.m. (Eastern time).


     The undersigned hereby appoints Bryan Haft, Susan Walters, Lisa Ling and
Kenneth L. Greenberg, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments or postponements thereof, all shares of beneficial interests in the Asset Allocation Fund held or record by the undersigned on April 1, 1997, the record date for the meeting, upon the following matters and upon any other matter that may come before the meeting in their discretion.


     Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification will be treated as granting authority to vote "FOR" Proposal 1.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.


Please sign exactly as name appears hereon. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   [ ]                 SEAAAF        KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
          THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                                  DETACH AND RETURN THIS PORTION ONLY.

SEAFIRST RETIREMENT FUNDS -- ASSET ALLOCATION FUND

Vote On Proposals                                                                         FOR             AGAINST           ABSTAIN

1. Proposal to approve an agreement and plan of reorganization by and between            [   ]            [   ]             [   ]
   Seafirst and Pacific Horizon Funds, Inc. ("Pacific Horizon") and the transactions contemplated thereby, including (A) the transfer of all the assets and known liabilities of Seafirst Asset Allocation Fund ("SRF Asset Allocation Fund") to
   Pacific Horizon's Asset Allocation Fund ("PH Asset Allocation Fund") in exchange for
   SRF shares of the PH Asset Allocation Fund; (B) the distribution of such SRF shares to the shareholders of the SRF Asset Allocation Fund in connection with their liquidation;
   and (C) the termination under state law and the Investment Company Act of 1940, as amended, of Seafirst.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.


-----------------------------------------------                     -----------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)      Date                        Signature (Joint Owner)                  Date

BISYS FUND SERVICES, INC.
PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY 11735


                           SEAFIRST RETIREMENT FUNDS
                                   BOND FUND

     This Proxy is solicited by the Board of Trustees of Seafirst Retirement Funds ("Seafirst") for use at a Special Meeting of Shareholders to be held at the office of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, on May 21, 1997 at 10:00 a.m. (Eastern time).


     The undersigned hereby appoints Bryan Haft, Susan Walters, Lisa Ling and Kenneth L. Greenberg, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments or postponements thereof, all shares of beneficial interests in the Bond Fund held of record by the undersigned on April 1, 1997, the record date for the meeting, upon the following matters and upon any other matter that may come before the meeting in their discretion.


     Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification will be treated as granting authority to vote "FOR" Proposal 1.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.


Please sign exactly as name appears hereon. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   [ ]                 SEABND        KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
          THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                                  DETACH AND RETURN THIS PORTION ONLY.

SEAFIRST RETIREMENT FUNDS -- BOND FUND

Vote On Proposals                                                                         FOR             AGAINST           ABSTAIN

1. Proposal to approve an agreement and plan of reorganization by and between            [   ]            [   ]             [   ]
   Seafirst and Pacific Horizon Funds, Inc. ("Pacific Horizon") and the transactions contemplated thereby, including (A) the transfer of all the assets and known liabilities of Seafirst Bond Fund ("SRF Bond Fund") to Pacific Horizon's
   Intermediate Bond Fund ("PH Intermediate Bond Fund") in exchange for SRF shares of the
   PH Intermediate Bond Fund; (B) the distribution of such SRF shares to the shareholders of the SRF Bond Fund in connection with their liquidation; and (C) the termination under state law and the Investment Company Act of 1940, as amended, of Seafirst.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.


-----------------------------------------------                     -----------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)      Date                        Signature (Joint Owner)                  Date
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